SUPPLEMENT DATED MAY 24, 2021

TO THE PROSPECTUS

AND

STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 21, 2021

OF

DGI BALANCED FUND (the “Fund”)

(a series of the DGI Investment Trust)

Effective May 24, 2021, the Fund will be closed to new investors and, except as discussed below, will be closed to new sales until further notice. Existing investors who had a pre-existing periodic investment plan through their individual retirement account (“IRA”) or who submitted a rollover request on or before May 17, 2021 may continue to invest in accordance with that plan or rollover request. Also, existing investors who hold their shares in the Fund through an IRA will continue to have their dividends and other distributions reinvested in the Fund. The Fund may restrict, reject or cancel any purchase order and reserves the right to modify this policy at any time.

Please Retain This Supplement For Future Reference.